SCUDDER INVESTMENTS
Semiannual report to contract holders for the six months ended June 30, 2002
Semiannual report
For contract holders of Scudder DestinationsSM

The Alger American Fund

Credit Suisse Trust

Dreyfus Investment Portfolios

The Dreyfus Socially Responsible Growth Fund, Inc.

INVESCO VIF-Utilities Fund

Scudder Variable Series I

Scudder Variable Series II

Janus Aspen Series

This report must be preceded or accompanied by the current prospectus.

Scudder DestinationsSM (policy form series L-8166 and L-1550) is a variable, fixed and market value-adjusted deferred annuity contract issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder DestinationsSM may not be available in all states. The contract contains limitations and policy forms may vary by state.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company

Investment Managers: The Alger American Fund 30 Montgomery Street Jersey City, NJ 07302 Tel (800) 992-3863 Credit Suisse Asset Management, LLC P.O. Box 9030 Boston, MA 02205-9030 Tel (800) 222-8977	The Dreyfus Family of Funds 149 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Tel (800) 554-4611 INVESCO Funds Group, Inc. 7800 East Union Avenue Denver, CO 80217	Deutsche Investment Management Americas Inc 222 South Riverside Plaza Chicago, IL 60606 Tel (800) 778-1482 Janus Capital Corporation P.O. Box 173375 Denver, CO 80217-3375 Tel (800) 525-3713
SCUDDER INVESTMENTS A Member of Deutsche Asset Management [LOGO]
RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. DEST-3 (8/31/02)
LOGO: ZURICH LIFE 1600 McConnor Parkway Schaumburg, IL 60196-6801